UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 28, 2017
KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15491 (Commission File Number)	57-0923789 (IRS Employer Identification No.)

2835 KEMET Way Simpsonville, SC (Address of principal executive offices)	29681 (Zip Code)

(864) 963-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
-------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
==========================================================

Item 1.01    Entry into a Material Definitive Agreement

On April 28, 2017, KEMET Corporation (the “Company” or "KEMET") entered into a Term Loan Credit Agreement (the “Term Loan Credit Agreement”) by and among the Company, KEMET Electronics Corporation (“KEC”) (together with the Company, the “Borrowers”), the Subsidiary Guarantors party thereto, the Lenders party thereto, Bank of America, N.A. as the Administrative Agent and Collateral Agent, and Merill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and bookrunner.

The Term Loan Credit Agreement provides for a $345 million term loan facility. In addition, the Borrowers may request incremental term loan commitments in an aggregate amount not to exceed $50 million. The proceeds are being used, together with cash on hand, to fund the redemption of all of KEMET’s outstanding 10½% Senior Notes due 2018 (the “Senior Notes”), which were also called for redemption on April 28, 2017. The Term Loans were sold at 97 (with an original issue discount of 300 bps). At the Company’s election, the Term Loans may be made as either Base Rate Term Loans or LIBO Rate Term Loans. The applicable margin for term loans is 5.0% for Base Rate Term Loans and 6.0% for LIBO Rate Term Loans (each as defined in the Term Loan Credit Agreement). All LIBO Rate Term Loans are subject to a pre-margin floor of 1.00%. The Term Loans reflect a current Corporate Rating of B3/B. The Term Loan Credit Agreement contains customary covenants and events of default. The Company also entered into the Term Loan Security Agreement dated as of April 28, 2017 (the “Security Agreement”), among the Company, KEMET, the other Grantors party thereto, and Bank of America, N.A., as collateral agent, pursuant to which the Company’s obligations under the Term Loan Credit Agreement are secured by a pledge of 65% of the outstanding voting stock of certain first-tier subsidiaries organized in Italy, Japan, Mexico and Singapore, and a second lien pledge on the collateral securing KEMET’s revolving credit facility. The obligations of the Company under the Term Loan Credit Agreement are guaranteed by certain of its subsidiaries, including KRC Trade Corporation, KEMET Services Corporation, KEMET Blue Powder Corporation and The Forest Electric Company. The Term Loans mature April 28, 2024, and may be extended in accordance with the Term Loan Credit Agreement. The Company may prepay loans under the Term Loan Credit Agreement at any time, subject to certain notice requirements and certain prepayment premiums during the first two years.

In connection with the closing of the new Term Loan Credit Facility, KEMET also entered into Amendment No. 9 to Loan and Security Agreement, Waiver and Consent, dated as of April 28, 2017, by and among KEMET, the other borrowers named therein, the financial institutions party thereto as lenders and Bank of America, N.A., a national banking association, as agent for the lenders (the “Loan Amendment”). The Loan Amendment provides KEMET with lower pricing and the ability to complete the refinancing. As part of the overall refinancing, KEMET also repaid all amounts outstanding under the Loan Amendment.

Certain of the lenders under the Term Loan Credit Agreement and the Loan Amendment and their affiliates may now or in the future have various relationships with the Company and its subsidiaries involving the provision of financial services, such as investment banking, commercial banking, financial advisory, cash management, custody and corporate credit card services and interest rate hedging for which they will receive customary fees.

The foregoing descriptions of the Term Loan Credit Agreement, the Security Agreement and the Loan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Credit Agreement, Security Agreement and Loan Amendment, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Form 8-K and are incorporated herein by reference. A copy of the press release announcing the Term Loan Credit Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.01 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangment of a Registrant.

In connection with the entry into the Term Loan Credit Agreement described in Item 1.01 above, on April 28, 2017, the Company provided notice (the “Notice of Full Redemption”) to Wilmington Trust Company, as trustee (the “Trustee”), of its intent to redeem all of its outstanding Senior Notes, pursuant to the Indenture, dated as of May 5, 2010, as supplemented (the “Indenture”), among the Company, the guarantors from time to time party thereto, and the Trustee. The Notice of Full Redemption was sent by the Trustee to the registered holders of the Senior Notes in accordance with the requirements of the Indenture on April 28, 2017. The redemption date is May 29, 2017. The redemption price will be equal to 100.00% of the principal amount of the Senior Notes, plus accrued but unpaid interest up to, but not including, the Redemption Date.

This report does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any Senior Notes or any other security.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

10.1
Term Loan Credit Agreement, dated as of April 28, 2017, by and among the Company, KEMET, the Subsidiary Guarantors party thereto, the Lenders party thereto, Bank of America, N.A. as the Administrative Agent and Collateral Agent, and Merill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and bookrunner.

10.2	Term Loan Security Agreement dated as of April 28, 2017, among the Company, KEMET, the other Grantors party thereto, and Bank of America, N.A., as collateral agent.
10.3
Amendment No. 9 to Loan and Security Agreement, Waiver and Consent, dated as of April 28, 2017, by and among KEMET, the other borrowers named therein, the financial institutions party thereto as lenders and Bank of America, N.A., a national banking association, as agent for the lenders.

99.1	News Release, dated May 1, 2017, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEMET Corporation

Date: May 1, 2017	By:
William M. Lowe, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Term Loan Credit Agreement, dated as of April 28, 2017, by and among the Company, KEMET, the Subsidiary Guarantors party thereto, the Lenders party thereto, Bank of America, N.A. as the Administrative Agent and Collateral Agent, and Merill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and bookrunner.

10.2	Term Loan Security Agreement dated as of April 28, 2017, among the Company, KEMET, the other Grantors party thereto, and Bank of America, N.A., as collateral agent.
10.3
Amendment No. 9 to Loan and Security Agreement, Waiver and Consent, dated as of April 28, 2017, by and among KEMET, the other borrowers named therein, the financial institutions party thereto as lenders and Bank of America, N.A., a national banking association, as agent for the lenders.

99.1	News Release, dated May 1, 2017, issued by the Company.